UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 17, 2018
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1 Rayonier Way
Yulee, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

		PAGE
Item 5.07.	Submission of Matters to a Vote of Security Holders.	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of the Company was held on May 17, 2018 (“Annual Meeting”). At the Annual Meeting, shareholders of the Company (1) approved all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (3) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.
The final voting results were as follows:

				Broker
Election of Directors, Terms Expire in 2019	Votes For	Votes Against	Abstain	Non-Votes
Richard D. Kincaid	109,086,094	1,610,992	198,028	11,601,399
Keith E. Bass	110,419,773	369,100	106,241	11,601,399
Dod A. Fraser	110,302,358	491,819	100,937	11,601,399
Scott R. Jones	110,222,942	573,440	98,732	11,601,399
Bernard Lanigan, Jr.	110,192,406	597,874	104,834	11,601,399
Blanche L. Lincoln	110,198,985	608,263	87,866	11,601,399
V. Larkin Martin	109,344,424	1,366,185	184,505	11,601,399
David L. Nunes	109,473,314	1,318,558	103,242	11,601,399
Andrew G. Wiltshire	110,478,269	318,825	98,020	11,601,399

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Advisory Vote on the Compensation of Our Named Executive Officers	108,148,410	2,462,314	284,390	11,601,399

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Ratification of Auditors	121,561,401	829,025	106,087	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and
Corporate Secretary
May 18, 2018

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